Exhibit 10(a)(iii)

EXECUTION COPY

AMENDMENT NO. 3

Dated as of September 20, 2023

to

CREDIT AGREEMENT

Dated as of August 6, 2021

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of September 20, 2023 by and among Cabot Corporation, a Delaware corporation (the “Company”), the Lenders party hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of August 6, 2021, by and among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company requested that the requisite Lenders agree to make certain amendments to the Credit Agreement;

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.
Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (such date, the “Amendment Effective Date”) the parties hereto agree that the Credit Agreement shall be amended to restate the Sustainability Table set forth in Schedule 1.01 to the Credit Agreement in its entirety as set forth in Annex A hereto (the Credit Agreement as so amended, the “Amended Credit Agreement”).
2.
Conditions of Effectiveness. This Amendment shall become effective as of the first date on which each of the following conditions shall have been satisfied:
(a)
The Administrative Agent (or its counsel) shall have received counterparts of this Amendment duly executed by the Company, each of the Lenders, each of the Issuing Banks, the Swingline Lender and the Administrative Agent.
(b)
The Administrative Agent shall have received, or, substantially concurrently herewith shall receive, all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the terms of the Amended Credit Agreement.

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The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

3.
Representations and Warranties of the Company. The Company hereby represents and warrants to the Lenders on the Amendment Effective Date that each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.
Reference to and Effect on the Credit Agreement.
(a)
From and after the effectiveness of the amendment to the Credit Agreement evidenced hereby, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.
(b)
Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)
This Amendment shall be a Loan Document.
5.
Governing Law; Jurisdiction. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.
Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

CABOT CORPORATION,

as the Company and a Borrower

By: /s/ Steven J. Delahunt________________

Name: Steven J. Delahunt

Title: VP & Treasurer

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

JPMORGAN CHASE BANK, N.A.,

individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent

By: /s/ Will Price _______________________

Name: Will Price

Title: Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

CITIBANK, N.A.,

individually as a Lender and as an Issuing Bank

By:_ /s/ Andrew Stella___________________

Name: Andrew Stella

Title: Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

MIZUHO BANK, LTD.,

as a Lender

By: /s/ Donna DeMagistris_________________

Name: Donna DeMagistris

Title: Executive Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

TORONTO DOMINION BANK, NEW YORK BRANCH,

as a Lender

By:_ /s/ David Perlman_____________________

Name: David Perlman

Title: Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

BANK OF AMERICA, N.A.,

as a Lender

By:_ /s/ Robert C. Megan_________________

Name: Robert C. Megan

Title: Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:_ /s/ Mark Irey_________________________

Name: Mark Irey

Title: Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

BANK OF CHINA, NEW YORK BRANCH,

as a Lender

By:_ /s/ Raymond Qiao_____________________

Name: Raymond Qiao

Title: Executive Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:_ /s/ Terence J. O’Malley_______________

Name: Terence J. O’Malley

Title: SVP

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By:_ /s/ Andrew Everett___________________

Name: Andrew Everett

Title: Senior Vice President